UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 15, 2005


                          General Binding Corporation
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


             Delaware                     000-02604             36-0887470
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 (State or other jurisdiction of   (Commission File Number)  (IRS Employer
      incorporation)                                        Identification No.)


                   One GBC Plaza, Northbrook, Illinois 60062
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              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (847) 272-3700


                                Not Applicable.
        -------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

         On August 15, 2005, General Binding Corporation ("GBC") and Dennis J. Martin, Chairman, President and Chief Executive Officer of GBC, entered into an amendment to an Executive Employment Agreement, (the "Employment Agreement") between GBC and Mr. Martin dated as of May 8, 2001. The amendment acts to fix an amount payable to Mr. Martin in the amount of $3,800,000 in lieu of the supplemental pension benefit provisions of the Employment Agreement upon the termination of Mr. Martin's employment related to the Agreement and Plan of Merger, dated as of March 15, 2005, as amended, by and among Fortune Brands, Inc., ACCO World Corporation, General Binding Corporation and Gemini Acquisition Sub, Inc. (the "Merger Agreement"). The amendment also acts to increase Mr. Martin's agreement not to compete with GBC from a period of one to two years in certain instances if his termination of employment occurs on or after the change of control caused by the Merger Agreement. The amendment is attached hereto as an exhibit and is hereby incorporated by reference.

Item 8.01 Other Events.

         On August 15, 2005, General Binding Corporation ("GBC") issued a press release announcing that GBC held a special meeting of its stockholders on August 15, 2005, at 10:30 a.m., local time, at GBC's headquarters in Northbrook, Illinois, at which GBC stockholders approved GBC's proposed merger with ACCO World Corporation. Subject to certain conditions, the merger is scheduled to occur at 12:02 a.m., eastern time, on August 17, 2005, subsequent to which GBC stock will no longer be traded on The NASDAQ Stock Market.

         For additional information concerning the foregoing, a copy of the press release dated August 15, 2005 is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is being filed herewith:

99.1 Amendment to Executive Employment Agreement between General Binding Corporation and Dennis J. Martin dated as of August 15, 2005.

99.2  Press Release dated August 15, 2005.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GENERAL BINDING CORPORATION


August 16, 2005                               By: /s/ Steven Rubin
                                                  ----------------------------
                                                  Steven Rubin
                                                  Vice President, Secretary and
                                                  General Counsel


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                                 EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

99.1 Amendment to Executive Employment Agreement between General Binding Corporation and Dennis J. Martin dated as of
                  August 15, 2005.

99.2              Press Release dated August 15, 2005.